As filed with the Securities and Exchange Commission on June 13, 2003
                                                      Registration No. 333-60884

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            DALEEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)
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                  Delaware                                     65-0944514
(State or other jurisdiction of Incorporation)    I.R.S. Employer Identification No.)
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                         902 Clint Moore Road, Suite 230
                            Boca Raton, Florida 33487
                            (561) 999-8000 (Address,
                    including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                                ---------------------

                                  Gordon Quick
                      President and Chief Executive Officer
                            Daleen Technologies, Inc.
                         902 Clint Moore Road, Suite 230
                            Boca Raton, Florida 33487
                            (561) 999-8000 (Address,
                    including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:

        Kristen Larkin Stewart                           Dawn Landry
      Kirkpatrick & Lockhart LLP              Vice President and General Counsel
       Henry W. Oliver Building                   Daleen Technologies, Inc.
         535 Smithfield Street                 902 Clint Moore Road, Suite 230
       Pittsburgh, PA 15222-2312                  Boca Raton, Florida 33487
            (412) 355-6500                              (561) 999-8000

     Approximate date of commencement of the proposed sale of the securities to the public: From time to time after the effective date of the Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on the Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with the dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement Number of the earlier effective Registration Statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Number of the earlier effective Registration Statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                          DEREGISTRATION OF SECURITIES

     The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-3 (Registration No. 333-60884) (the "Registration Statement") of Daleen Technologies, Inc., a Delaware corporation, is to deregister all securities registered pursuant to the Registration Statement but which remain unsold as of the date this Amendment is filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, State of Florida on the 10th day of June, 2003.

                                           DALEEN TECHNOLOGIES, INC.


                                      By:  /s/ GORDON QUICK
                                           -------------------------------------
                                           Gordon Quick
                                           President and Chief Executive Officer


     Pursuant to the  requirements  of the  Securities  Act of 1933, as amended, this  Post-Effective  Amendment  No. 1 to the  Registration  Statement  has been signed by the following persons in the capacities and on the date indicated.
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           Signature                                       Title                                Date
           ---------                                       -----                                ----

/s/ JAMES DALEEN                                     Chairman of the Board                   June 10, 2003
------------------------------------
James Daleen

                                                     President and Chief Executive
/s/ GORDON QUICK                                       Officer (Principal Executive
------------------------------------                   Officer) and Director                 June 10, 2003
Gordon Quick

                                                     Chief Financial Officer
/s/ JEANNE T. PRAYTHER                                 (Principal Financial and
------------------------------------                   Accounting Officer)                   June 10, 2003
Jeanne T. Prayther


/s/ DANIEL J. FOREMAN                                Director                                June 10, 2003
------------------------------------
Daniel J. Foreman


/s/ STEPHEN J. GETSY                                 Director                                June 10, 2003
------------------------------------
Stephen J. Getsy


/s/ JOHN MCCARTHY                                    Director                                June 10, 2003
------------------------------------
John McCarthy


/s/ OFER NEMIROVSKY                                  Director                                June 10, 2003
------------------------------------
Ofer Nemirovsky


/s/ DENNIS SISCO                                     Director                                June 10, 2003
------------------------------------
Dennis Sisco



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